UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 2, 2015

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08 Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-7195

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Credit Agreement Amendment and Guaranty

Effective March 2, 2015, Platinum Underwriters Holdings, Ltd. (“Platinum”), which became a wholly owned subsidiary of RenaissanceRe Holdings Ltd. (“RenaissanceRe”) after giving effect to the Merger (as defined below), entered into a Consent and Amendment to Credit Agreement (the “Credit Agreement Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), the Lenders party thereto and certain subsidiaries of Platinum party thereto (the “Subsidiary Borrowers”). The Credit Agreement Amendment amends the Third Amended and Restated Credit Agreement, dated as of April 9, 2014, by and among Platinum, the Subsidiary Borrowers, Wells Fargo and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the “Platinum Credit Agreement”). Among other things, the Credit Agreement Amendment (a) evidenced the Lenders’ consent to the Merger, (b) reduced the aggregate commitment under the Platinum Credit Agreement to $100 million, all of which is available for letters of credit, (c) eliminated the sublimit under the Platinum Credit Agreement for revolver borrowings, (d) reflected the addition of RenaissanceRe as a guarantor of the obligations of the borrowers under the Platinum Credit Agreement and (e) eliminated or modified certain of the covenants and events of default under the Platinum Credit Agreement.

Effective March 2, 2015, RenaissanceRe entered into a Guaranty (the “Credit Agreement Guaranty”) for the benefit of the lenders under the Platinum Credit Agreement pursuant to which RenaissanceRe guaranteed the obligations of Platinum and the Subsidiary Borrowers under the Platinum Credit Agreement and agreed to certain information reporting and financial covenants. The financial covenants are the same as those in RenaissanceRe’s existing revolving credit agreement.

The foregoing descriptions of the Credit Agreement Amendment and the Credit Agreement Guaranty are qualified in their entirety by reference to the full text of the Credit Agreement Amendment and the Credit Agreement Guaranty, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Facility Agreement Amendment and Guaranty

Effective March 2, 2015 and after consummation of the Merger, Platinum Underwriters Bermuda, Ltd. (“Platinum Bermuda”), as borrower, and Platinum, as guarantor, entered into a Consent and Amendment to Facility Agreement (the “Facility Agreement Amendment”) with National Australia Bank Limited and ING Bank, N.V. The Facility Agreement Amendment amends the Uncommitted $125,000,000 Facility Agreement, dated as of July 31, 2012, by and among Platinum Bermuda, Platinum, National Australia Bank Limited and ING Bank, N.V. (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”). Among other things, the Facility Agreement Amendment (a) evidenced the consent of National Australia Bank Limited and ING Bank, N.V. to the Merger, (b) reflected the addition of RenaissanceRe as a guarantor of the obligations of Platinum and Platinum Bermuda under the Facility Agreement and (c) eliminated or modified certain of the covenants and events of default under the Facility Agreement.

Effective March 2, 2015, RenaissanceRe entered into a Guaranty (the “Facility Agreement Guaranty”) for the benefit of National Australia Bank Limited and ING Bank, N.V. pursuant to which RenaissanceRe guaranteed the obligations of Platinum Bermuda and Platinum under the Facility Agreement and agreed to certain information reporting and financial covenants. The financial covenants are the same as those in RenaissanceRe’s existing revolving credit agreement.

The foregoing descriptions of the Facility Agreement Amendment and the Facility Agreement Guaranty are qualified in their entirety by reference to the full text of the Facility Agreement Amendment and the Facility Agreement Guaranty, which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective March 2, 2015, pursuant to the Agreement and Plan of Merger, dated as of November 23, 2014 (“Merger Agreement”), by and among Platinum, RenaissanceRe and Port Holdings Ltd. (“Acquisition Sub”), a wholly owned subsidiary of RenaissanceRe, Acquisition Sub was merged with and into Platinum, with Platinum continuing as the surviving company and as a wholly owned subsidiary of RenaissanceRe (the “Merger”).

Pursuant to the terms of the Merger Agreement, as a result of the Merger, each common share of Platinum, par value $0.01 per share (the “Company Common Shares”), issued and outstanding immediately prior to the effective time of the Merger (other than Company Common Shares owned by Platinum, RenaissanceRe or any of their respective subsidiaries and Company Common Shares held by holders who did not vote in favor of the Merger and have complied with all of the provisions of the Companies Act 1981 of Bermuda concerning the rights of holders of Company Common Shares to require appraisal of their Company Common Shares pursuant to Bermuda law) was canceled and converted, at the holder’s election in accordance with the procedures set forth in the Merger Agreement, into the right to receive (i) an amount of cash equal to $66.00, (ii) 0.6504 common shares of RenaissanceRe, par value $1.00 per share (the “Parent Common Shares”) (the “Share Election Consideration”) or (iii) 0.2960 Parent Common Shares and an amount of cash equal to $35.96. Because the Share Election Consideration option was substantially oversubscribed in the election, the consideration to be received by holders who elected the Share Election Consideration will be prorated pursuant to the terms set forth in the Merger Agreement. In addition, prior to the effective time of the Merger, Platinum paid a special dividend of $10.00 per Company Common Share to the holders of record of issued and outstanding Company Common Shares on February 27, 2015.

The issuance of Parent Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to RenaissanceRe’s registration statement on Form S-4 (File No. 333-201066) filed with the SEC on December 19, 2014 and declared effective on January 15, 2015.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to Platinum’s Current Report on Form 8-K dated as of November 24, 2014 and incorporated herein by reference.

A copy of Platinum’s press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfied a Continued Listing Rule or Standard; Transfer of Listing.

Trading in the Company Common Shares on the New York Stock Exchange (“NYSE”) will be suspended as of close of business on March 2, 2015. As a consequence of the Merger, Platinum expects that a Form 25 will be filed by the NYSE on or around March 3, 2015, with the Securities and Exchange Commission (the “SEC”) to provide notification of the removal of the Company Common Shares from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934. Platinum intends to file a Form 15 with the SEC in due course to terminate the registration of the Company Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon the consummation of the Merger, (i) the directors of Acquisition Sub, Kevin J. O’Donnell, Jeffrey D. Kelly and Mark A. Wilcox, became the directors of Platinum, and (ii) the officers of Acquisition Sub, Kevin J. O’Donnell, Jeffrey D. Kelly and Stephen H. Weinstein, became officers of Platinum, each effective March 2, 2015. Each director and officer is to serve until his or her successor is duly elected or appointed and qualified or until his or her earlier death, verification or removal in accordance with Platinum’s bye-laws.

In connection therewith, (i) each of Dan R. Carmichael, A. John Hass, Antony P.D. Lancaster, Edward R. Megna, Michael D. Price, Linda E. Ransom and Christopher J. Steffen resigned from Platinum’s board of directors and from all committees of Platinum’s board of directors on which they directors served and (ii) each of Michael D. Price, Allan C. Decleir, and Michael E. Lombardozzi resigned as officers of Platinum, each effective March 2, 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 2, 2015, in connection with the consummation of the Merger, Platinum altered its Memorandum of Association and amended and restated its Amended and Restated Bye-Laws in their entirety. The altered Memorandum of Association of Platinum and the Amended and Restated Bye-Laws of Platinum are attached hereto as Exhibit 3.1 and 3.2, respectively and are hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2014, by and among Platinum, RenaissanceRe Holdings Ltd. and Port Holdings Ltd. (incorporated by reference to Exhibit 2.1 of Platinum’s Current Report on Form 8-K filed with the SEC on November 24, 2014)

3.1	Altered Memorandum of Association of Platinum Underwriters Holdings, Ltd.

3.2	Amended and Restated Bye-Laws of Platinum Underwriters Holdings, Ltd.

10.1	Consent and Amendment to Credit Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Holdings, Ltd., certain subsidiaries of Platinum Underwriters Holdings, Ltd. party thereto, Wells Fargo Bank, National Association, as administrative agent, and the Lenders party thereto.

10.2	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of Wells Fargo Bank, National Association, as administrative agent, and the other Lenders referred to therein.

10.3	Consent and Amendment to Facility Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Holdings, Ltd., National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.4	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated March 2, 2015.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on Platinum’s current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Platinum. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this communication should not be considered as a representation by Platinum or any other person that Platinum’s or RenaissanceRe’s current plans or expectations will be achieved. Numerous factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the ability to recognize the benefits of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the ability to retain key personnel; the frequency and severity of catastrophic and other events; the effectiveness of the companies’ loss limitation methods and pricing models; uncertainties in the companies’ reserving processes; the companies’ ability to maintain their respective A.M. Best and S&P financial strength ratings; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’ reinsurers, brokers or other counterparties to honor their obligations to the companies; the effect on the companies’ respective businesses of potential changes in the regulatory system under which they operate; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd., RenaissanceRe Holdings Ltd. and their respective non-U.S. subsidiaries; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; losses that the companies could face from terrorism, political unrest and war; changes in economic conditions or inflation; and other factors affecting future results disclosed in Platinum’s and RenaissanceRe’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors,” in Platinum’s Annual Report on Form 10-K for the year ended December 31, 2014 and RenaissanceRe’s Annual Report on Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

By:	/s/ Michael E. Lombardozzi
Name:	Michael E. Lombardozzi
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: March 2, 2015

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2014, by and among Platinum Underwriters Holdings, Ltd, RenaissanceRe Holdings Ltd. and Port Holdings Ltd. (incorporated by reference to Exhibit 2.1 of Platinum’s Current Report on Form 8-K filed with the SEC on November 24, 2014).

3.1	Altered Memorandum of Association of Platinum Underwriters Holdings, Ltd.

3.2	Amended and Restated Bye-Laws of Platinum Underwriters Holdings, Ltd.

10.1	Consent and Amendment to Credit Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Holdings, Ltd., certain subsidiaries of Platinum Underwriters Holdings, Ltd. party thereto, Wells Fargo Bank, National Association, as administrative agent, and the Lenders party thereto.

10.2	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of Wells Fargo Bank, National Association, as administrative agent, and the other Lenders referred to therein.

10.3	Consent and Amendment to Facility Agreement, dated as of March 2, 2015, by and among Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Holdings, Ltd., National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

10.4	Guaranty, dated as of March 2, 2015, entered into by RenaissanceRe Holdings Ltd. for the benefit of National Australia Bank Limited, as agent, security agent and a lender, and ING Bank, N.V., as a lender.

99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated March 2, 2015.